EXHIBIT 10.3

Schedule of non-employee directors who signed Indemnity Agreements substantially identical to Exhibit 10.19 to the Allied Waste Industries, Inc. Form 10-Q for the quarter ended March 31, 2004, as filed on May 6, 2004.

Name of Non-employee director

Robert M. Agate
Leon D. Black
James W. Crownover
Michael S. Gross
Dennis R. Hendrix
J. Tomilson Hill
Lawrence V. Jackson
Nolan Lehmann
Howard A. Lipson
Antony P. Ressler
Warren B. Rudman